UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	PTGX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.      Entry into a Material Definitive Agreement.

On November 27, 2019, Protagonist Therapeutics, Inc. (the “Company”) entered into an Open Market Sale AgreementSM (the “Agreement”) with Jefferies LLC (“Jefferies”) under which the Company may offer and sell, from time to time, shares of its common stock, par value $0.00001 per share (the “Common Stock”), having an aggregate offering price of up to $75,000,000 through Jefferies as its sales agent. The shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-234414).

The Company is not obligated to make any sales of Common Stock under the Agreement. Jefferies may sell the Common Stock by any method that is deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Global Market or any other trading market for our Common Stock. Jefferies will use commercially reasonable efforts to sell the Common Stock from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Jefferies a commission of up to 3.0% of the gross sales proceeds of any Common Stock sold through Jefferies under the Agreement, and also has provided Jefferies with customary indemnification rights.

The offering of shares of Common Stock pursuant to the Agreement will terminate upon the earlier of (i) the sale of all Common Stock subject to the Agreement or (ii) termination of the Agreement in accordance with its terms.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Cooley LLP relating to the shares of Common Stock being offered pursuant to the Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
5.1	Opinion of Cooley LLP.
10.1	Open Market Sale AgreementSM, dated November 27, 2019, by and between Protagonist Therapeutics, Inc. and Jefferies LLC.
23.1	Consent of Cooley LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: November 27, 2019

	By:	/s/ Don Kalkofen
Don Kalkofen
Chief Financial Officer

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